Towle Value Fund

(Ticker Symbol: TDVFX)

A series of Investment Managers Series Trust

Supplement dated May 12, 2025, to the currently effective

Prospectus and Statement of Additional Information (“SAI”).

The address for Towle & Co. (“Towle”), the advisor to the Towle Value Fund (the “Fund”), has changed to 720 S. Colorado Blvd., Suite 730-S, Denver, Colorado 80246. As a result, all references in the Prospectus and SAI to Towle’s address are revised accordingly.

In addition, effective March 31, 2025, Wesley R. Tibbetts will no longer serve as a portfolio manager to the Fund. Accordingly, all references in the Prospectus and SAI to Mr. Tibbetts are hereby deleted in their entirety. Christopher D. Towle, Peter J. Lewis, James M. Shields, and G. Lukas Barthelmess will continue to serve as portfolio managers of the Fund.

Please retain this Supplement with your records.